2 Acquisition Ann. Date First Trust Bank 6/4/2012 Carolina Federal Savings Bank (FDIC) 6/8/2012 Hampton Roads Bankshares, Inc. (2 branches) 4/30/2012 KeySource Financial, Inc. 12/21/2011 Blue Ridge Savings Bank, Inc. (FDIC) 10/14/2011 Regent Bank 9/8/2011 Beach First National Bank (FDIC) 4/9/2011 SterlingSouth Bank & Trust Company 2/6/2006 Independence Bank 12/19/2001 o Headquarters: High Point , NC o Branches: 32 o Total Assets: $2.9 Billion o Total Loans: $2.0 Billion o Total Deposits: $2.5 Billion Nine (9) Completed A cquisitions o 5 Whole Bank o 3 FDIC - Assisted o 1 Branch Transaction Source: SNL Financial and Company filings Financial data as of 3/31/2013; Market data as of 5/6/2013 o Exchange: NASDAQ: BNCN o Recent Stock Price: $10.50 o Price to TBV: 1.26 o Market Cap: $273 mm o Annual Dividend: $0.20 o Dividend Yield: 1.9%

3 o Current Price $10.50 o MRQ GAAP EPS $0.14 o MRQ Core EPS $0.15 Price/EPS o 2013 Consensus $0.66 15.8x o 2014 Estimates o KBW $1.05 10.0x o Sandler $0.98 10.7x o FIG $0.96 10.9x Source: SNL Financial and Company filings Financial data as of 3/31/2013; Market data as of 5/7/2013

▪ Attractive Franchise concentrated in the Growth Markets in the Carolinas ▪ 5 th Largest Bank headquartered in North Carolina ▪ June 2013 Addition to Russell Index ▪ KBW & Sandler estimate 1.5 million share requirement = 60+ days of trading volume ▪ Proven Acquiror ▪ Nine acquisitions, both whole bank and FDIC - assisted ▪ All core systems successfully converted and integrated ▪ Sophisticated and Disciplined Leadership ▪ Executive Team in place since inception ▪ Strong Momentum with Substantial Earnings Upside ▪ Balance Sheet and Core Earnings Power: 3,5, and 10 Year CAGRs of 20% plus ▪ Significant drivers of future earnings should be phased in by 2014 ▪ P rofitable every year since 1994 ▪ Regulatory Endorsement 4

Greenville Greenville Greenville Greenville Greenville Greenville Greenville Greenville Greenville Haywood Haywood Haywood Haywood Haywood Haywood Haywood Haywood Haywood Buncombe Buncombe Buncombe Buncombe Buncombe Buncombe Buncombe Buncombe Buncombe Transylvania Transylvania Transylvania Transylvania Transylvania Transylvania Transylvania Transylvania Transylvania Henderson Henderson Henderson Henderson Henderson Henderson Henderson Henderson Henderson Watauga Watauga Watauga Watauga Watauga Watauga Watauga Watauga Watauga Mecklenburg Mecklenburg Mecklenburg Mecklenburg Mecklenburg Mecklenburg Mecklenburg Mecklenburg Mecklenburg Cabarrus Cabarrus Cabarrus Cabarrus Cabarrus Cabarrus Cabarrus Cabarrus Cabarrus Iredell Iredell Iredell Iredell Iredell Iredell Iredell Iredell Iredell Rowan Rowan Rowan Rowan Rowan Rowan Rowan Rowan Rowan Davidson Davidson Davidson Davidson Davidson Davidson Davidson Davidson Davidson Randolph Randolph Randolph Randolph Randolph Randolph Randolph Randolph Randolph Guilford Guilford Guilford Guilford Guilford Guilford Guilford Guilford Guilford Forsyth Forsyth Forsyth Forsyth Forsyth Forsyth Forsyth Forsyth Forsyth Durham Durham Durham Durham Durham Durham Durham Durham Durham Wake Wake Wake Wake Wake Wake Wake Wake Wake Georgetown Georgetown Georgetown Georgetown Georgetown Georgetown Georgetown Georgetown Georgetown Orange Orange Orange Orange Orange Orange Orange Orange Orange Beaufort Beaufort Beaufort Beaufort Beaufort Beaufort Beaufort Beaufort Beaufort Horry Horry Horry Horry Horry Horry Horry Horry Horry Greenville 5 Source: SNL Financial and MapInfo Loan data as of 3/31/20123 per Company management (loan and deposit data in thousands) NC SC Charleston Western Carolinas - Asheville Branches Loans Deposits 4 $110,000 $140 ,000 Piedmont Triad - Greensboro Branches Loans Deposits 12 $800 ,000 $1,520 ,000 Raleigh - Durham Branches Loans Deposits 4 $260,000 $140 ,000 Coastal South Carolina Branches Loans Deposits 6 $260,000 $300 ,000 Charlotte Branches Loans Deposits 6 $650,000 $540 ,000 5.78% 3.42% 0.00% 2.00% 4.00% 6.00% 8.00 % BNCN Nation Projected Population Growth 2011 - 2016 (%) Charlotte Greensboro Myrtle Beach Asheville Raleigh Charleston

6 Source: SNL Financial * Counties include top 10 counties by deposits: Buncombe, Catawba, Cumberland, Davidson, Durham, Forsyth, Guilford, Mecklenbu rg, New Hanover and Wake BNC has offices in 70% of the Top 10 Growth Counties in NC 10.0% 20.0% 30.0% 4 0.0% 40.0% 50.0% 70.0% 0.0% 25.0% 50.0% 75.0% 100.0% ECBE YAVY PEBK PSTB NBBC FBNC BNCN

7 O ffices in the Top 5 Cities in North Carolina and 10 of top 15 Largest Cities in NC BNC Market Largest Cities in SC BNC Market 1. Charlotte Yes 1. Columbia No 2. Raleigh Yes 2. Charleston Yes 3. Greensboro Yes 3. North Charleston No 4. Durham Yes 4. Mt. Pleasant Yes 5. Winston Salem Yes 5. Greenville Yes 6. Fayetteville No 6. Rock Hill No 7. Cary Yes 7. Summerville No 8. Wilmington No 8. Spartanburg No 9. High Point Yes 9. Hilton Head Island Yes 10. Jacksonville No 10. Myrtle Beach Yes 11. Asheville Yes 12. Greenville No 13. Gastonia No 14. Concord Yes 15. Chapel Hill Yes O ffices in 5 of top 10 Cities in South Carolina

RECENT TRANSACTIONS

	Regent	Blue Ridge	KeySource	Chapel Hill & Cary Branches	First Trust Bank	Carolina Federal Savings Bank
Headquarters:	Greenville, SC	Asheville, NC	Durham, NC	Cary, NC Chapel Hill, NC	Charlotte, NC	Charleston, SC
Deal Type:	Whole Bank	FDIC	Whole Bank	Branch	Whole Bank	FDIC
Announce Date:	9/8/2011	10/14/2011	12/21/2011	4/30/2012	06/04/2012	6/12/2012
Status:	Completed	Completed	Completed	Completed	Completed	Completed
System Conversion:	Completed	Completed	Completed	Completed	Completed	Completed
Commentary:		Closed 7 offices, relocated 1	Workout on schedule, Loans growing	New City Exec in Cary	Closed 3 offices, Opened 1,	New City Exec Hired, New office planned
Deal Value ($mm):	$9.8	FDIC	$13.7	Branch	$36.0	FDIC
Price / TBV (%):	124%	FDIC	60%	Branch	72%	FDIC
Consideration:	100% Cash	FDIC	100% Stock	100% Cash	70% Stock	FDIC
Bargain Purchase Gain ($mm):	–	$7.8	–	–	$5.7	$7.7
Strategic Rationale:	• Access to attractive Greenville, SC market	• Solid core deposit base. Good deposit growth	• Dramatically increased Triangle presence	• Further expansion in Raleigh-Durham, NC	• Dramatically increased Charlotte presence	• Very attractive financial transaction

BNC BANCORP

Source: SNL Financial

Note: Target financial data at announcement for whole bank transactions excludes purchase accounting; Total assets and deposits acquired for FDIC deals

8

▪ KeySource in Durham ▪ All cost savings obtained ▪ Core system converted in September 2012 ▪ Deposits stabilized; Loan growth being offset by aggressive workout of problem assets ▪ Integrated into Triangle Region with Raleigh, Cary, and Chapel Hill offices ▪ First Trust in Charlotte ▪ 94% of modeled cost savings obtained as of March 31, 2013 ▪ Core system converted in mid - February 2013; Back office staff retained until March 2013 ▪ First Trust’s South Park office closed and consolidated into BNC’s ▪ BNC’s two Mooresville offices closed and consolidated into First Trust’s Mooresville Office ▪ Deposits have increased since closing; Loans are down slightly with aggressive workout of problem assets 9

NONINTEREST INCOME DRIVERS

- **Mortgage Division**
  - *Seasoned leadership team that closed over $1 Billion annually at a regional bank*
  - *Consistently at 55% PURCHASE Volume*
  - *Core origination team has long history as preferred lenders for Charlotte based builders*
  - *Revenue ramp:*
    - *2011 (actual) $ 2.2 million*
    - *2012 (actual) $ 6.2 million*
    - *2013 (forecast) $10.5 million ($2.4mm Q1)*
    - *2014 (forecast) $12.0 million*
  - *To maintain refiance revenues at 45%, marketing to internal customer base has been minimal*
  - *Covering Charlotte, Myrtle Beach, Greenville, Asheville, Triad, and Raleigh/Durham/Chapel-Hill. Currently expanding origination team in Raleigh, Charlotte and Triad.*
- **SBA Origination Team**
  - *Three seasoned originators located in Raleigh and Charlotte*
  - *Forecast revenues of $2.1 million in 2013; $3.0 million in 2014*

BNC BANCORP 10

11 • Chief Enterprise Risk Officer • Chief Information and Operations Officer • Head of Human Resources • Chief Accounting Officer • Seasoned Head of Special Assets • Three Regional Presidents Conversion and Integration • Head of Internal Audit • Credit Due Diligence Team • CRE, Single Family, and C&I Credit Specialists • Controller of Mortgage Division • Accounting and SEC Reporting Specialist Risk and Reporting • Conversion and Merger Integration Project Coordinator • Internal Performance Manager • Loss Share/ Fair Value Loan Accounting Specialist • Merger, Conversion and Integration Team Leadership and Management

12 Source: Company filings $102 $134 $154 $181 $210 $307 $372 $498 $595 $952 $1,130 $1,573 $1,634 $2,150 $2,455 $ 3,084 $2,929 -300 200 700 1,200 1,700 2,200 2,700 3,200 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1 13 Loans Deposits Assets 1997+ 5 Year 3 Year CAGR CAGR CAGR Loans 27.2% 17.4% 24.4% Deposits 27.8% 24.0% 22.9% Assets 27.1% 21.0% 21.5%

$2.0 $2.4 $3.1 $3.7 $4.7 $5.7 $7.0 $9.7 $13.0 $15.2 $13.4 $23.8 $26.4 $30.3 $37.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $2.18 $2.18 $0.99 $0.45 PTPP Earnings Power : Pre - Provision Net Revenue + Foreclosure and Repo Expense 1998+ 5 YR 3 YR CAGR CAGR CAGR 25% 19% 16% 13 Pre - Tax Pre - Credit Earnings Power ($mm) except per share data Source: SNL Financial and Company filings Core earnings power per share Note: Earnings Power per share at levels equal to 2007/2008, however TCE is now at 7.60% versus sub 5.0% in 2007.

14 2012 Data per BNC filings less transaction costs, gains on acquisitions and securities, with net interest income FTE adjusted . Adjusted is based on company management’s forecast of hedging cost s, provision expense, mortgage and SBA income, and OREO valuation adjustments. 2012 Adjustment Adjusted Net Interest Income 86,350 Add: Elimination of Heding Costs 8,000 94,350 Net Interest Margin 3.86% 4.22% Provision 22,737 10,469 Fair Value Portfolio 484,226$ 25bpts 1,211 Legacy Portfolio 1,322,586$ 70 bpts 9,258 Provision / Average Loans 1.26% 0.58% Noninterest Income, Core 17,406 25,306 Add: Ramp of Mortgage Divison 6,000 Add: Ramp of SBA Division 1,900 Noninterest Income / Avg. Assets 0.69% 1.00% Noninterest Expense 77,076 75,076 Add: Commissions on Mtg and SBA 3,000 Less: Decline in workout and OREO valuation (5,000) Noninterest Expense / Avg. Assets 3.05% 2.97% Pre-tax, Pre-Provision 26,680 44,580 PTPP ROAA 1.05% 1.76% Pre-tax Income 3,943 34,111 After-tax ROAA 0.86% Net Income on $3B in Total Assets 25,674 EPS on 26.5 million shares 0.97$

15 Cost of Funds, without hedging, to decline from 0.82% to 0.57% SUMMARY OF REPRICING OF EXISTING BALANCE SHEET: 2013 TO 2014 Amounts are fully phased in annual savings at Dec 31, 2014 Annual Impact at Dec 31 2014 Lost Interest on Loans: (6,868,183) (6,868,183) Reposition Cash to Securities: NM NM Interest Savings on CDs: 5,628,299 Interest Savings on Transaction Accts: 827,337 Interest Savings on Hedge Expiration: 8,000,000 14,455,635 14,455,635 Net Annual Savings on Deposits and Loans: 7,587,452 Core Net Interest Margin March 2013: (with Hedging) 3.89% Core Net Interest Margin March 2013: (without Hedging) 4.20% Net Interest Margin December 2015: Existing BS Only 4.19% Net Interest Margin December 2015: With Growth 4.11%

16 - 0.24% +0.54% 3.400% 3.500% 3.600% 3.700% 3.800% 3.900% 4.000% 4.100% 4.200% 4.300% -0.300% -0.200% -0.100% 0.000% 0.100% 0.200% 0.300% 0.400% 0.500% 0.600% A d j u s t e d N I M NIM Impact of Loan and Deposit Components ADJUSTED NIM FORECAST with components Adjusted NIM Loan Income Lost Total Dep Exp Save 4.19% 3.89% 4.24 % Elimination of hedging costs adds 30 bpts to net interest margin – Jan14

17 Source: SNL Financial and Company filings Peers include public banks in NC, SC and VA traded on a major exchange with assets between $1.0 billion and $5.0 billion at 1 2/3 1/2012 Note: All metrics exclude loans covered under loss - share agreements and accruing TDRs NPAs / Assets (%) NPAs / Loans + OREO (%) Reserves / NPLs (%) 1.81% 3.05% 4.10% 2.86% 2.61% 1.19% 2.85% 4.77% 4.33% 2.29% 0.00% 1.25% 2.50% 3.75% 5.00% 2008Y 2009Y 2010Y 2011Y 2012Y BNCN Peer Median 1.17% 2.04% 2.75% 1.93% 1.68% 0.88% 2.06% 3.35% 2.84% 1.64% 0.00% 1.00% 2.00% 3.00% 4.00% 2008Y 2009Y 2010Y 2011Y 2012Y BNCN Peer Median 99.2% 90.9% 94.6% 159.5% 179.5% 153.0% 88.2% 67.6% 76.2% 110.2% 0.0% 100.0% 200.0% 2008Y 2009Y 2010Y 2011Y 2012Y BNCN Peer Median

18 Source: Company filings (1) Ex cludes loans held for sale – Data agrees to Q1 2013 Earnings Release. Some slight reclassifications may have taken place in March 31 201310Q 27% of outstanding loans have been acquired and are carried at fair value. 11% of the portfolio is covered under an 80% loss - sharing agreement with the FDIC. Loan Type Acquired Covered Acquired Non- Covered Legacy Total Commercial - Secured by R/E 108,189,975 196,383,925 852,393,040 1,156,966,940 Commercial Construction 27,213,411 32,824,620 164,485,791 224,523,821 Commercial and Industrial 9,880,853 21,999,999 133,333,507 165,214,360 Lease - - 14,550,341 14,550,341 Residential Construction 203,589 5,616,827 25,171,800 30,992,216 Residential mortgage 78,471,967 61,280,285 288,011,393 427,763,645 Loans to Individuals 2,398,206 702,344 8,037,128 11,137,678 Total 226,358,000 318,808,000 1,485,983,000 2,031,149,000

19 Source: Company internal reporting *Excludes covered and non - covered acquired loans Non - Owner Occupied CRE Portfolio* $91.5 $64.9 $63.2 $40.0 $36.8 $33.3 $29.9 $28.5 $27.1 $21.8 $21.3 $13.2 $10.5 $7.0 $6.6 $4.8 $4.1 $3.4 $3.3 $2.1 $0.5 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Office Professional Shopping Center - Anchored Shopping Center - Shadow Anchored Ofc/Warehouse <25% Hotel - National Mini-Storage Office - Medical Indv Retail Ofc/Warehouse > 25% Restaurants - National Inc. Producing Land Manufacturing Recreation - Entertain Restaurants - Ind. Hotel - Ind. Daycare Auto Dealerships Auto Repair & Care RE - other Church-School-Govt other Average Size % of ($000) Total $500 0.1% $418 0.4% $297 0.6% $227 0.7% $821 0.8% $685 0.9% $729 1.3% $335 1.4% $1,312 2.0% $471 2.6% $444 4.2% $991 4.2% $933 5.3% $432 5.6% $1,298 5.8% $1,010 6.5% $2,297 7.2% $588 7.8% $1,171 12.3% $3,605 12.6% $839 17.8%

This presentation contains forward - looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina . These forward - looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared . Factors that could cause actual results to differ materially from those contemplated by such forward - looking statements include, among others, the following : (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services ; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held ; (iii) competitive pressures among depository and other financial institutions may increase significantly ; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged ; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp ; (vi) adverse changes may occur in the securities markets ; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp ; (viii) costs or difficulties related to the integration of Beach First National Bank, Regent Bank of SC, Blue Ridge Savings Bank, KeySource Financial, Carolina Federal Savings Bank, or First Trust Bank may be greater than expected ; (ix) expected cost savings associated with our acquisition of these three banks may not be fully realized or realized within the expected time frame ; and (x) deposit attrition, customer loss or revenue loss following our acquisitions of Beach First, Regent, Blue Ridge, Carolina Federal, KeySource, or First Trust may be greater than expected . Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), Annual Report on Form 10 - K, its Quarterly Reports on Form 10 - Q and its Current Reports on Form 8 - K . Please refer to the Securities and Exchange Commission’s website at www . sec . gov where you can review those documents . BNC Bancorp does not undertake a duty to update any forward - looking statements made during this presentation . 20